UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF NEW YORK

----------------------------------------------------------------------------x

:

In re	:	Chapter 11 Case No.

:

Motors LIquidation Company, et al.,	:	09-50026 (REG)
f/k/a General Motors Corp., et al.	:

:

Debtors	:	(Jointly Administered)

:

----------------------------------------------------------------------------x

MONTHLY OPERATING REPORT FOR THE MONTH

ENDED OCTOBER 31, 2009

DEBTORS’ ADDRESS:	500 Renaissance Drive, Suite 1400, Detroit, MI 48243

I declare under penalty of perjury (28 U.S.C Section 1746) that the report and the attached documents are true and accurate to the best of my knowledge and belief.

/s/ James Selzer
James Selzer
Vice President and Treasurer

DATE: December 10, 2009

Case No.: 09-50026 (REG) (Jointly Administered)

MOTORS LIQUIDATION COMPANY, ET AL.
MONTHLY OPERATING REPORT FOR THE MONTH ENDED OCTOBER 31, 2009
LISTING OF DEBTORS

Debtor Name:	Case Number:

Motors Liquidation Company	09-50026
MLCS, LLC	09-50027
MLCS Distribution Corporation	09-50028
MLC of Harlem, Inc.	09-13558
Remediation and Liability Management Company, Inc.	09-50029
Environmental Corporate Remediation Company, Inc.	09-50030

Case No.: 09-50026 (REG) (Jointly Administered)

MOTORS LIQUIDATION COMPANY, ET AL.
MONTHLY OPERATING REPORT FOR THE MONTH ENDED OCTOBER 31, 2009
INDEX TO CONDENSED COMBINED FINANCIAL STATEMENTS AND SCHEDULES

Page

Financial Statements:

Condensed Combined Debtors-In-Possession Statements of Operations for the month ended October 31, 2009 and the period July 10, 2009 through October 31, 2009	4
Condensed Combined Debtors-In-Possession Statement of Net Assets as of October 31, 2009	5
Condensed Combined Debtors-In-Possession Statements of Cash Flows for the month ended October 31, 2009 and the period July 10, 2009 through October 31, 2009	6

Notes to Monthly Operating Report:

Note 1 Reorganization Proceedings	7
Note 2 Basis of Presentation	9
Note 3 DIP Financing	11
Note 4 Liabilities Subject to Compromise	12
Note 5 Reorganization Items	13
Note 6 Post-petition Accounts Payable	13

Schedules:

Schedule 1 Summary of Monthly Disbursements for the month ended October 31, 2009	14
Schedule 2 Payments to Insiders	15
Schedule 3 Professional Fees Paid	16
Schedule 4 Retainers Paid to Professionals	17
Schedule 5 Status of Post-Petition Taxes Paid	18
Schedule 6 Debtor Questionnaire	19

Condensed Combining Debtors-In-Possession Statement of Operations for the month ended October 31, 2009	20
Condensed Combining Debtors-In-Possession Statement of Operations for the period July 10, 2009 through October 31, 2009	21
Condensed Combining Debtor-In-Possession Statement of Net Assets as of October 31, 2009	22

Case No.: 09-50026 (REG) (Jointly Administered)

MOTORS LIQUIDATION COMPANY, ET AL.
MONTHLY OPERATING REPORT FOR THE MONTH ENDED OCTOBER 31, 2009
CONDENSED COMBINED DEBTORS-IN-POSSESSION STATEMENTS OF OPERATIONS
(Unaudited in thousands of U.S. Dollars)

	Month Ended October 31, 2009	July 10, 2009 - October 31, 2009

Rental income	$ 2,037	$ 7,752

Selling, administrative and other expenses	26,012	96,156

Operating loss	(23,975)	(88,404)

Interest expense	5,097	18,678
Interest income	(377)	(1,025)

Loss before reorganization items and income taxes	(28,695)	(106,057)

Reorganization items	1,026,169	1,051,171

Loss before income taxes	(1,054,864)	(1,157,228)

Income taxes	-	-

Net loss	$ (1,054,864)	$ (1,157,228)

See accompanying notes to condensed combined financial statements

Case No.: 09-50026 (REG) (Jointly Administered)

MOTORS LIQUIDATION COMPANY, ET AL.
MONTHLY OPERATING REPORT FOR MONTH ENDED OCTOBER 31, 2009
CONDENSED COMBINED DEBTORS-IN-POSSESSION STATEMENT OF NET ASSETS
(Unaudited in thousands of U.S. Dollars)

October 31, 2009
Assets:

Cash and cash equivalents	$ 1,057,486
Due from affiliates	332
Prepaid expenses	5,089
Other current assets	26,430

Total current assets	1,089,337

Property, plant and equipment
Land and building	207,223
Machinery and equipment	47,215

Total property, plant and equipment	254,438

Investment in GMC	-
Investments in subsidiaries	16,788
Restricted cash	89,600

Total assets	$ 1,450,163

Liabilities:

Debtor-in-possession financing	$ 1,183,813
Accounts payable	2,725
Due to GM LLC	4,581
Accrued payroll and employee benefits	48,183
Accrued professional fees	36,393
Other accrued liabilities	11,619

Total current liabilities	1,287,314

Liabilities subject to compromise	34,778,078

Total liabilities	36,065,392
Net assets (liabilities)	$(34,615,229)

See accompanying notes to condensed combined financial statements

Case No.: 09-50026 (REG) (Jointly Administered)

MOTORS LIQUIDATION COMPANY, ET AL.
MONTHLY OPERATING REPORT FOR THE MONTH ENDED OCTOBER 31, 2009
CONDENSED COMBINED DEBTORS-IN-POSSESSION STATEMENTS OF CASH FLOWS
(Unaudited in thousands of U.S. Dollars)

	Month Ended October 31, 2009	July 10, 2009 – October 31, 2009

Cash flows from operating activities:

Net loss	$ (1,054,864)	$ (1,157,228)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:

Reorganization charges	1,026,168	1,051,170
Reorganization related payments	(19,633)	(69,888)

Changes in assets and liabilities that provided (used) cash:

Due from affiliates	81	(18)
Prepaid expenses	359	(5,089)
Other current assets	280	280
Accounts payable	1,409	2,723
Due to GM LLC	2,032	3,170
Accrued payroll and employee benefits	(417)	48,021
Other accrued liabilities	4,086	19,702

Net cash used in operating activities	(40,499)	(107,157)

Cash flows from investing activities:

Proceeds from disposal of assets	555	615
Proceeds from sale of investment in subsidiaries	712	712
Changes in restricted cash	-	(7,300)
Proceeds from sale of investment in subsidiaries

Net cash provided by (used in) investing activities	1,267	(5,973)

Decrease in cash and cash equivalents	(39,232)	(113,130)
Cash and cash equivalents at beginning of period	1,096,718	1,170,616

Cash and cash equivalents at end of period	$ 1,057,486	$ 1,057,486

See accompanying notes to condensed combined financial statements

Case No.: 09-50026 (REG) (Jointly Administered)

MOTORS LIQUIDATION COMPANY, ET. AL.

MONTHLY OPERATING REPORT FOR THE MONTH OF OCTOBER 31, 2009

NOTES TO MONTHLY OPERATING REPORT

Note 1 – Reorganization Proceedings

On June 1, 2009 (the “Commencement Date”), Motors Liquidation Company (f/k/a General Motors Corporation) (“MLC”) and three of its affiliates, MLCS, LLC (f/k/a Saturn Corporation) (“MLCS”), MLCS Distribution Corporation (f/k/a Saturn Distribution Company) (“MLCS Distribution”), and MLC of Harlem, Inc. (f/k/a Chevrolet-Saturn of Harlem Inc.) (“MLCS Harlem” and collectively with MLC, MLCS, and MLCS Distribution, the “First Filed Debtors”) commenced cases under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”).

On October 9, 2009, two additional debtors, Remediation and Liability Management Company, Inc. (“REALM”) and Environmental Corporate Remediation Company, Inc. (“ENCORE”) (together, the “Second Filed Debtors”, and collectively with the First Filed Debtors, the "Debtors")  commenced cases jointly administered with the cases of the First Filed Debtors. The Debtors are authorized to operate their businesses and manage their properties as debtors in possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code. The Debtors’ chapter 11 cases are being jointly administered for procedural purposes only under case number 09-50026 (REG) pursuant to Rule 1015(b) of the Federal Rules of Bankruptcy Procedure. As described below in more detail, on July 10, 2009, each of the First Filed Debtors sold substantially all of its assets to General Motors Company, now known as General Motors, LLC (“New GM”), an entity formed by the United States Treasury (the “GM Asset Sale”).

A description of each of the Debtors is set forth below:

•

Motors Liquidation Company – MLC, a Delaware corporation, historically was the primary operating company of the Debtors, although certain operations were conducted through direct and indirect subsidiaries. As such, MLC now owns most of the assets, liabilities and contracts that were retained by the Debtors following the GM Asset Sale.

•	MLCS, LLC – MLCS, a Delaware corporation and a direct subsidiary of MLC, was formed in 1985 to develop, manufacture, and market a line of passenger cars under the “Saturn” brand.
•

MLCS Distribution Corporation – MLCS Distribution, a Delaware corporation and a direct subsidiary of MLCS, was formed in 1987 to distribute automobiles produced by MLCS and was the primary contracting entity with the Saturn retailer network.

•	MLC of Harlem, Inc. – MLC Harlem, a Delaware corporation and a direct subsidiary of MLC, was formed in 2004 to operate an automobile dealership in New York, New York.

Case No.: 09-50026 (REG) (Jointly Administered)

MOTORS LIQUIDATION COMPANY, ET. AL.

MONTHLY OPERATING REPORT FOR THE MONTH OF OCTOBER 31, 2009

NOTES TO MONTHLY OPERATING REPORT

•

Remediation and Liability Management Company, Inc. – REALM, a Michigan corporation and a direct subsidiary of MLC, was formed in 1984 to manage environmental remediation liabilities, including assessing, investigating, and discharging environmental liabilities associated with domestic and international properties affiliated with MLC.

•

Environmental Corporate Remediation Company, Inc.– ENCORE, a Delaware corporation and a direct subsidiary of MLC, was formed in 1989 to manage environmental remediation liabilities, including assessing, investigating, and discharging environmental liabilities associated with domestic and international properties affiliated with MLC.

On July 10, 2009 (the “Closing Date”), each of the First Filed Debtors consummated a sale of substantially all of its assets (the GM Asset Sale) to New GM pursuant to (i) that certain Amended and Restated Master Sale and Purchase Agreement (the “MSPA”), dated June 26, 2009, among the First Filed Debtors and New GM and (ii) an order of the Bankruptcy Court, dated July 5, 2009 (Docket Number 2968) (the “Sale Order”).

The purchase price paid by New GM for the First Filed Debtors’ assets equaled the sum of (i) a credit bid of certain amounts outstanding under MLC’s prepetition credit agreement with the U.S. Treasury and MLC’s debtor-in-possession financing facility (the “DIP Facility”), (ii) the U.S. Treasury’s return of warrants previously issued to the U.S. Treasury by MLC, (iii) the issuance by New GM to MLC of (a) 50,000,000 shares (10%) of New GM’s common stock and (b) warrants to acquire newly issued shares of New GM common stock initially exercisable for a total of 90,909,090 shares of New GM’s common stock (15% of New GM’s common stock on a fully diluted basis) on the respective terms specified therein, and (iv) the assumption by New GM or its designated subsidiaries of certain specified liabilities of the First Filed Debtors. The MSPA also provides that in the event that the estimated aggregate general unsecured claims against the Debtors, as determined by the Bankruptcy Court upon the request of MLC, exceeds $35 billion, New GM is required to issue, as an adjustment to the purchase price, up to approximately an additional 2% of its common stock (the “Adjustment Shares” and collectively with the New GM common stock and warrants (and any securities received in respect thereof) set forth in (iii), the “New GM Equity Interests”) to MLC, based on the extent to which such claims exceed $35 billion, with the full amount of the Adjustment Shares being payable if such excess amount is greater than or equal to $7 billion.

On October 19, 2009, New GM completed a holding company reorganization pursuant to which all of the outstanding shares of common stock and preferred stock of New GM were exchanged on a one-for-one basis for shares of common stock and preferred stock of a newly organized

Case No.: 09-50026 (REG) (Jointly Administered)

MOTORS LIQUIDATION COMPANY, ET. AL.

MONTHLY OPERATING REPORT FOR THE MONTH OF OCTOBER 31, 2009

NOTES TO MONTHLY OPERATING REPORT

Delaware corporation (“New GM HoldCo”) that now bears the name General Motors Company.  As such, the New GM Equity Interests now represent equity interests in New GM HoldCo.

The value of the New GM Equity Interests is undetermined as of the date of this Monthly Operating Report.

Note 2 – Basis of Presentation

General

The Debtors are included in this Monthly Operating Report which has been prepared solely for the purpose of complying with the monthly reporting requirements applicable in the Debtors’ chapter 11 cases and is in a format acceptable to the Office of the United States Trustee for the Southern District of New York (the “U.S. Trustee”). The financial information contained herein is preliminary and unaudited and does not purport to show the financial statements of any of the Debtors in accordance with accounting principles generally accepted in the United States of America (“GAAP”), and therefore may exclude items required by GAAP, such as certain reclassifications, eliminations, accruals, valuations and disclosure items. Unlike consolidated financial statements, the Monthly Operating Reports reflect the assets and liabilities of each separate Debtor.

Accounting Requirements

The condensed combined financial statements herein have been prepared in accordance with the guidance in American Institute of Certified Public Accountants Statement of Position 90-7, “Financial Reporting by Entities in Reorganization under the Bankruptcy Code” (SOP 90-7), which is applicable to companies operating under Chapter 11. SOP 90-7 generally does not change the manner in which financial statements are prepared. However, it does require that the financial statements for periods subsequent to the filing of the chapter 11 petition distinguish transactions and events that are directly associated with the reorganization from the ongoing operations of the business.

Liquidation Basis of Accounting

The liquidation basis of accounting is appropriate when the liquidation of a company appears imminent and the net realizable value of its assets is reasonably determinable. Under this basis of accounting, the Debtors assets are recorded at their net realizable value. The condensed combined financial statements contained in this Monthly Operating Report are prepared under the liquidation basis of accounting.

Case No.: 09-50026 (REG) (Jointly Administered)

MOTORS LIQUIDATION COMPANY, ET. AL.

MONTHLY OPERATING REPORT FOR THE MONTH OF OCTOBER 31, 2009

NOTES TO MONTHLY OPERATING REPORT

Cash and cash equivalents

For purposes of reporting cash flows, the Debtors consider highly liquid investments in United States Treasury Securities with maturities of 22 months or less when purchased to be cash equivalents.

Financial Statements Presented

The unaudited condensed combined financial statements and supplemental information contained herein are presented for each of the Debtors. The condensed combined statements of operations presented herein are for the month ended October 31, 2009 and for the period July 10, 2009 through October 31, 2009. The condensed combined statement of net assets is presented as of October 31, 2009. The condensed combined statements of cash flows presented herein are for the month ended October 31, 2009 and for the period July 10, 2009 through October 31, 2009.

The condensed combined financial statements included herein include normal recurring adjustments, but not all of the adjustments that would typically be made for quarterly and annual financial statements prepared in accordance with GAAP. In addition, certain information and footnote disclosures normally included in financial statements prepared in accordance with GAAP have been condensed or omitted.

Furthermore, the monthly information presented herein, has not been subjected to the same level of accounting review and testing that MLC (f/k/a General Motors Corporation) historically applied in the preparation of its quarterly and annual financial information in accordance with GAAP. Accordingly, the financial information herein is subject to change and any such change could be material. The results of operations contained herein are not necessarily indicative of results which may be expected for any other period or the full year and may not reflect MLC’s results of operation, financial position and cash flows in the future.

Case No.: 09-50026 (REG) (Jointly Administered)

MOTORS LIQUIDATION COMPANY, ET. AL.

MONTHLY OPERATING REPORT FOR THE MONTH OF OCTOBER 31, 2009

NOTES TO MONTHLY OPERATING REPORT

Note 3 – DIP Facility

In connection with the closing of the GM Asset Sale, on July 10, 2009, the First Filed Debtors entered into an amended and restated DIP Facility (as restructured, amended and restated, the “Wind Down Facility”) with the U.S. Treasury and Export Development of Canada (collectively, the “DIP Lenders”). The Wind Down Facility, which was approved by an order of the Bankruptcy Court, dated July 5, 2009 (Docket Number 2969), provides for loans in a principal amount of $1,175,000,000 (with interest paid in kind), all of which was drawn by the Debtors the day before the Closing Date. The Wind Down Facility is non-recourse to the Debtors, and the obligations thereunder are secured by substantially all assets of the Debtors’ assets (other than the New GM Equity Interests and certain other assets that were excluded from the assets constituting collateral). The Debtors currently expect that (i) the Wind Down Facility and the proceeds they recover from their remaining assets will be sufficient to pay the administrative expenses of winding down their estates and administering a chapter 11 plan and (ii) the proceeds of such asset sales will not be sufficient to pay down the Wind Down Facility in full. Given the non-recourse nature of the Wind Down Facility, these two points together mean that it is expected that the only assets that will be available for distribution (not including the DIP Lenders) are the New GM Equity Interests and it is currently anticipated that all of the New GM Equity Interests will be available for distribution (not including the DIP Lenders). However, if the Wind Down Facility and the proceeds of the asset sales are insufficient to pay the administrative expenses of winding down the Debtors’ estates and administering a chapter 11 plan, the Debtors will have to use the New GM Equity Interests to pay such expenses.

Interest expense accrues quarterly and is paid in kind on the first business day of September, December, March and June. Approximately $8,815,000 of interest was paid in kind on September 1, 2009. Accrued interest payable is included in other accrued liabilities on the statement of net assets.

Total debtor in possession financing and accrued interest payable outstanding at October 31, 2009 were approximately $1,183,813,000 and $9,865,000, respectively.

Case No.: 09-50026 (REG) (Jointly Administered)

MOTORS LIQUIDATION COMPANY, ET. AL.

MONTHLY OPERATING REPORT FOR THE MONTH OF OCTOBER 31, 2009

NOTES TO MONTHLY OPERATING REPORT

Note 4 - Liabilities Subject to Compromise

As a result of the Chapter 11 filings, the Debtor’s pre-petition indebtedness is subject to compromise or other treatment under a plan of reorganization. SOP 90-7 requires that pre-petition liabilities subject to compromise be reported at the amounts expected to be allowed as claims, even if they may be settled for lesser amounts. The amounts currently classified as liabilities subject to compromise represent the Debtors’ estimate of known or potential pre-petition claims to be addressed in connection with the Bankruptcy Cases. Such claims remain subject to further adjustments resulting from, among other things, objections to claims, negotiations with creditors, rejection of executory contracts and unexpired leases, and orders of the Bankruptcy Court.

The following potential liabilities are also not included herein:  (i) any potential liability in excess of the outstanding principal and accrued interest of notes issued by GM Nova Scotia as of May 31, 2009, that MLC might have to its subsidiary General Motors Nova Scotia Finance Company ("GM Nova Scotia") under Nova Scotia law as a result of an insolvency order in respect of GM Nova Scotia having been approved by the Nova Scotia Supreme Court on October 9, 2009, (ii) any liabilities MLC might owe as a result of its guarantee of the 8.375% Notes due December 7, 2015 and the 8.875% Notes due July 10, 2023 issued by GM Nova Scotia, or (iii) any liabilities that MLC might owe as a result of its guarantee of certain obligations of its subsidiary El-Mo Leasing III Corporation. Total amount of outstanding principal and interest of the notes issued by GM Nova Scotia is approximately $1.0 billion at May 31, 2009 and are included in the liabilities subject to compromise at October 31, 2009.

Liabilities subject to compromise consist of the following:

October 31, 2009
(amounts in millions)

Unsecured bond debt	$ 28,356
Due to affiliates	105
Accounts payable	24
Accrued payroll and employee benefits	14
Environmental reserves	539
Union obligations	3,485
Workers' compensation	70
Litigation and product liability	1,637
Other accrued liabilities	548

Liabilities subject to compromise	$ 34,778

Case No.: 09-50026 (REG) (Jointly Administered)

MOTORS LIQUIDATION COMPANY, ET. AL.

MONTHLY OPERATING REPORT FOR THE MONTH OF OCTOBER 31, 2009

NOTES TO MONTHLY OPERATING REPORT

Note 5 - Reorganization Items

SOP 90-7 requires that reorganization items, such as professional fees directly related to the process of reorganizing under Chapter 11 and provisions and adjustments to reflect the carrying value of certain pre-petition liabilities at their estimated allowable claim amounts, be reported separately. The Debtors’ reorganization expense items for the month ended October 31, 2009 and the period July 10, 2009 through October 31, 2009 relate to professional fees, adjustments to liabilities subject to compromise and adjustments to assets and liabilities in accordance with the MSPA.

Note 6 - Post-petition accounts payable

The Debtors believe that all undisputed post-petition accounts payable have been or are being paid under agreed payment terms and the Debtors intend to continue paying all undisputed post-petition obligations as they become due.

Case No.: 09-50026 (REG) (Jointly Administered)

MOTORS LIQUIDATION COMPANY, ET AL.
MONTHLY OPERATING REPORT FOR THE PERIOD MONTH ENDED OCTOBER 31, 2009

SUMMARY OF MONTHLY DISBURSEMENTS
(Unaudited in thousands of U.S. Dollars)

Legal Entity	Month Ended October 31, 2009

Motors Liquidation Company (f/k/a General Motors Corporation)	$ 44,024
MLCS, LLC	-
MLCS Distribution Corporation	-
MLC of Harlem, Inc.	-
Remediation and Liability Management Company, Inc.	-
Environmental Corporate Remediation Company, Inc.	-

Total disbursements	$44,024

United States Bankruptcy Court for the Southern District of New York In re: Motors Liquidation Company, et al. Case No.: 09-50026 (REG) (Jointly Administered)

Case No.: 09-50026 (REG) (Jointly Administered)

MOTORS LIQUIDATION COMPANY, ET AL.
MONTHLY OPERATING REPORT FOR THE MONTH ENDED OCTOBER 31, 2009

PAYMENTS TO INSIDERS
(Unaudited in thousands of U.S. Dollars)

Last Name	First Name	Type of Payment	Month Ended October 31, 2009

Adair, Jr.	Wendell H.	BOD fees	$ 19
Case	Stephen H.	BOD fees and out-of-pocket expenses	22
Holden	James P.	BOD fees	19
Jacobs	Alan M.	BOD fees and out-of-pocket expenses	21
Johnson	Alan C.	BOD fees	19

Total payments to insiders			$ 100

United States Bankruptcy Court for the Southern District of New York In re: Motors Liquidation Company, et al. Case No.: 09-50026 (REG) (Jointly Administered)

Case No.: 09-50026 (REG) (Jointly Administered)

MOTORS LIQUIDATION COMPANY, ET AL.
MONTHLY OPERATING REPORT FOR THE MONTH ENDED OCTOBER 31, 2009

SCHEDULE OF PROFESSIONAL FEES PAID
(Unaudited in thousands of U.S. Dollars)

Month Ended
Retained Professional	October 31, 2009

Evercore Group LLC	$ 11,167
AP Services, LLC	4,116
Weil Gotshal & Manges LLP	1,564
Baker & McKenzie	963
FTI Consulting	613
Jones Day	369
Cravath, Swaine & Moore LLP [A]	280
Kramer Levin Naftalis & Frankel LLP	260
LFR, Inc.	121
Brownfield Partners, LLC	79
The Claro Group, LLC	13

Total professional fees paid	$ 19,545

[A]	Pursuant to a court order, Cravath, Swaine & Moore LLP's professional fees were offset against its retainer during the period.

United States Bankruptcy Court for the Southern District of New York In re: Motors Liquidation Company, et al. Case No.: 09-50026 (REG) (Jointly Administered)

Case No.: 09-50026 (REG) (Jointly Administered)

MOTORS LIQUIDATION COMPANY, ET AL.
MONTHLY OPERATING REPORT FOR THE MONTH ENDED OCTOBER 31, 2009

SCHEDULE OF RETAINERS PAID TO PROFESSIONALS
(Unaudited in thousands of U.S. Dollars)

Retained Professional	Balance as of October 31, 2009

AP Services LLC	$ 19,552
Weil Gotshal & Manges LLP	5,900
Honigman Miller LLP	574
Jenner & Block LLP	385
Cravath, Swaine & Moore LLP [A]	19

Total outstanding retainers paid to professionals	$ 26,430

[A]	Pursuant to a court order, Cravath, Swaine & Moore LLP's retainer was reduced by $280 during the period.

United States Bankruptcy Court for the Southern District of New York In re: Motors Liquidation Company, et al. Case No.: 09-50026 (REG) (Jointly Administered)

Case No.: 09-50026 (REG) (Jointly Administered)

MOTORS LIQUIDATION COMPANY, ET AL.
MONTHLY OPERATING REPORT FOR THE MONTH ENDED OCTOBER 31, 2009

STATUS OF POST-PETITION TAXES PAID
(Unaudited in thousands of U.S. Dollars)

Month Ended
Federal	October 31, 2009

Withholding	$ 33
FICA - employee	33
FICA - employer	33

Total Federal Taxes	99

State and Local

Withholding	22

Total State and Local Taxes	22

Total post-petition taxes paid [A]	$ 121

[A]	All tax related payments during the reporting period were made by New GM on behalf of Motors Liquidation Company. MLC anticipates reimbursing these amounts according to the terms of the TSA.

United States Bankruptcy Court for the Southern District of New York In re: Motors Liquidation Company., et al. Case No.: 09-50026 (REG) (Jointly Administered)

Case No.: 09-50026 (REG) (Jointly Administered)

MOTORS LIQUIDATION COMPANY, ET AL.
MONTHLY OPERATING REPORT FOR THE MONTH ENDED OCTOBER 31, 2009

DEBTOR QUESTIONNAIRE

	Must be completed each month. If the answer to any of the questions is “ Yes ” , provide a detailed explanation of each item. Attach additional sheets if necessary.	Yes	No
1	Have any assets been sold or transferred outside the normal course of business this reporting period?		X
2	Have any funds been disbursed from any account other than a debtor in possession account this reporting period?		X
3	Is the Debtor delinquent in the timely filing of any post-petition tax returns?		X
4	Are workers compensation, general liability or other necessary insurance coverages expired or cancelled, or has the debtor received notice of expiration or cancellation of such policies?		X
5	Is the Debtor delinquent in paying any insurance premium payment?		X
6	Have any payments been made on pre-petition liabilities this reporting period?		X
7	Are any post-petition receivables (accounts, notes or loans) due from related parties?	X
8	Are any post-petition payroll taxes past due?		X
9	Are any post-petition State or Federal income taxes past due?		X
10	Are any post-petition real estate taxes past due?		X
11	Are any other post-petition taxes past due?		X
12	Have any pre-petition taxes been paid during this reporting period?		X
13	Are any amounts owed to post-petition creditors delinquent?		X
14	Are any wage payments past due?		X
15	Have any post-petition loans been received by the Debtor from any party?		X
16	Is the Debtor delinquent in paying any U.S. Trustee fees?		X
17	Is the Debtor delinquent with any court ordered payments to attorneys or other professionals?		X

Notes:

[7] - Post-petition receivables due from affiliates were the result from ordinary course of business transactions during August 2009 with REALM, ENCORE and GM Strasbourg. REALM and ENCORE subsequently filed for Chapter 11 bankruptcy on October 9, 2009. These receivables have been eliminated in the Condensed Combined Debtors-in-Possession Statement of Net Assets.

[15] - The Debtors entered into the Wind Down Facility with the DIP Lenders in connection with the closing of the GM Asset Sale, however, all loan proceeds were received on July 10, 2009.

United States Bankruptcy Court for the Southern District of New York In re: Motors Liquidation Company, et al. Case No.: 09-50026 (REG) (Jointly Administered)

Case No.: 09-50026 (REG) (Jointly Administered)

MOTORS LIQUIDATION COMPANY, ET AL.
MONTHLY OPERATING REPORT FOR THE MONTH ENDED OCTOBER 31, 2009
CONDENSED COMBINING DEBTORS-IN-POSSESSION STATEMENT OF OPERATIONS
FOR THE MONTH ENDED OCTOBER 31, 2009
(Unaudited in thousands of U.S. Dollars)

Case Number:	09-50026	09-50027	09-50028	09-13558	09-50029	09-50030

	Motors Liquidation Company	MLCS, LLC	MLCS Distribution Corporation	MLC of Harlem, Inc.	Remediation and Liability Management Company, Inc.	Environmental Corporate Remediation Company, Inc.	Eliminations	Combined Debtors

Rental income	$ 2,037	$ -	$ -	$ -	$ -	$ -	$ -	$ 2,037

Selling, administrative and other expenses	25,506	-	-	-	356	150	-	26,012

Operating loss	(23,469)	-	-	-	(356)	(150)	-	(23,975)

Interest expense	5,097	-	-	-	-	-	-	5,097
Interest income	(377)	-	-	-	-	-	-	(377)

Loss before reorganization items and income taxes	(28,189)	-	-	-	(356)	(150)	-	(28,695)

Reorganization items	1,026,169	-	-	-	-	-	-	1,026,169

Loss before income taxes	(1,054,358)	-	-	-	(356)	(150)	-	(1,054,864)

Income taxes	-	-	-	-	-	-	-	-

Net loss	$ (1,054,358)	$ -	$ -	$ -	$ (356)	$ (150)	$ -	$ (1,054,864)

Case No.: 09-50026 (REG) (Jointly Administered)

MOTORS LIQUIDATION COMPANY, ET AL.
MONTHLY OPERATING REPORT FOR THE MONTH ENDED OCTOBER 31, 2009
CONDENSED COMBINING DEBTORS-IN-POSSESSION STATEMENT OF OPERATIONS
FOR THE PERIOD JULY 10, 2009 THROUGH OCTOBER 31, 2009
(Unaudited in thousands of U.S. Dollars)

	09-50026	09-50027	09-50028	09-13558	09-50029	09-50030

	Motors Liquidation Company	MLCS, LLC	MLCS Distribution Corporation	MLC of Harlem, Inc.	Remediation and Liability Management Company, Inc.	Environmental Corporate Remediation Company, Inc.	Eliminations	Combined Debtors

Rental income	$7,752	$ -	$ -	$ -	$ -	$ -	$ -	$7,752

Selling, administrative and other expenses	93,937	-	-	-	1,303	916	-	96,156

Operating loss	(86,185)	-	-	-	(1,303)	(916)	-	(88,404)

Interest expense	18,678	-	-	-	-	-	-	18,678
Interest income	(1,025)	-	-	-	-	-	-	(1,025)

Loss before reorganization items and income taxes	(103,838)	-	-	-	(1,303)	(916)	-	(106,057)

Reorganization items	1,051,171	-	-	-	-	-	-	1,051,171

Loss before income taxes	(1,155,009)	-	-	-	(1,303)	(916)	-	(1,157,228)

Income taxes	-	-	-	-	-	-	-	-

Net loss	$ (1,155,009)	$ -	$ -	$ -	$ (1,303)	$ (916)	$ -	$ (1,157,228)

Case No.: 09-50026 (REG) (Jointly Administered)

MOTORS LIQUIDATION COMPANY, ET AL.
MONTHLY OPERATING REPORT FOR THE MONTH ENDED OCTOBER 31, 2009
CONDENSED COMBINING DEBTORS-IN-POSSESSION STATEMENT OF NET ASSETS
AS OF OCTOBER 31, 2009
(Unaudited in thousands of U.S. Dollars)

	09-50026	09-50027	09-50028	09-13558	09-50029	09-50030

	Motors Liquidation Company	MLCS, LLC	MLCS Distribution Corporation	MLC of Harlem, Inc.	Remediation and Liability Management Company, Inc.	Environmental Corporate Remediation Company, Inc.	Eliminations	Combined Debtors
Assets:

Cash and cash equivalents	$ 1,055,478	$ -	$ -	$ -	280.00	1,728.00	$ -	$ 1,057,486
Due from affiliates	3,432	-	-	-	-	-	(3,100)	332
Prepaid expenses	5,089	-	-	-	-	-	-	5,089
Other current assets	26,430	-	-	-	-	-	-	26,430

Total current assets	1,090,429	-	-	-	280	1,728	(3,100)	1,089,337

Property, plant and equipment
Land and building	190,063	-	-	-	17,160	-	-	207,223
Machinery and equipment	47,215	-	-	-	-	-	-	47,215

Total property, plant and equipment	237,278	-	-	-	17,160	-	-	254,438

Investment in GMC	-	-	-	-	-	-	-	-
Investments in subsidiaries	16,788	-	-	-	-	-	-	16,788
Restricted cash	89,600	-	-	-	-	-	-	89,600

Total assets	$ 1,434,095	$ -	$ -	$ -	$ 17,440	$1,728	$ (3,100)	$ 1,450,163

Liabilities:

Debtor-in-possession financing	$ 1,183,813	$ -	$ -	$ -	-	-	$ -	$ 1,183,813

Accounts payable	2,225	-	-	-	350	150	-	2,725
Due to GM LLC	4,581	-	-	-	-	-	-	4,581
Accrued payroll and employee benefits	48,183	-	-	-	-	-	-	48,183
Accrued professional fees	36,393	-	-	-	-	-	-	36,393
Other accrued liabilities	11,619	-	-	-	-	-	-	11,619

Total current liabilities	1,286,814	-	-	-	350	150	-	1,287,314

Liabilities subject to compromise	34,740,895	-	-	-	36,738	3,545	(3,100)	34,778,078

Total liabilities	36,027,709	-	-	-	37,088	3,695	(3,100)	36,065,392

Net assets (liabilities)	$(34,593,614)	$ -	$ -	$ -	$ (19,648)	$ (1,967)	$ -	$ (34,615,229)

Case No.: 09-50026 (REG) (Jointly Administered)